POWER OF ATTORNEY APPOINTING ATTORNEYS-IN-FACT
TO FILE FORM 3, 4 and 5 OWNERSHIP REPORTS

 KNOW ALL BY THESE PRESENTS that the undersigned hereby constitutes and appoints each of J. Duncan Smith, Geoffrey L. Halberstadt and Diane McDonald signing singly, the undersigned?s true and lawful attorney-in-fact to:

1. execute for and on behalf of the undersigned, in the undersigned?s capacity as an officer and/or director of Bryn Mawr Bank Corporation (the ?Corporation?) or The Bryn Mawr Trust Company
(the ?Bank?), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended and the rules thereunder.

 2. do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Forms 3, 4 or 5 and timely file such forms with the United States Securities and Exchange Commission and any stock exchange or similar authority or other appropriate entity or person; and

 3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, and in the best interest of, or legally required by, the undersigned.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, proper or necessary to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Corporation or the Bank assuming, any of the undersigned?s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned?s holdings of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, I have here unto set my hand this 18th day of January, 2013

     By: /s/ Lynn B. McKee
      Signature